SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of report (Date of earliest event
                          reported) February 11, 1997



                             NACCO Industries, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                       1-9172               34-1505819
(State or other             (Commission          (IRS Employer
jurisdiction of              File Number)        Identification
incorporation)                                   Number)



              5875 Landerbrook Drive, Mayfield Heights, Ohio 44124
(Address of principal                                                (Zip Code)
executive offices)



Registrant's telephone number,
  including area code (216) 449-9600




          (former name or former address, if changed since last report)



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Item 5.  Other Events

     Effective February 11, 1997, Frank E. Taplin, Jr., a director of registrant, its predecessor corporation and their respective subsidiaries since 1946, resigned his positions as director of the registrant and its subsidiaries. On February 12, 1997, Frank E. Taplin, Jr. was elected as a director emeritus of the registrant.

     On February 12, 1997, David F. Taplin was elected as a director of the registrant and certain of its subsidiaries.

















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


                                    Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   NACCO Industries, Inc.
                                               (Registrant)



Date:        February 13, 1997     By:     Charles A. Bittenbender

                                   Name:   Charles A. Bittenbender
                                   Title:  Vice President, General Counsel
                                           and Secretary










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